Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Vident International Equity Fund

November 3, 2015

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information
dated December 31, 2014, as previously supplemented

Effective on or about January 6, 2016, the Vident International Equity Fund (the “Fund”) will track a new underlying index, and consequently, the Fund’s investment objective and related investment strategies will change to reflect the Fund’s new underlying index, as described in greater detail below.

The Vident Core International Equity Index™

The Fund’s investment objective will change to track the performance, before fees and expenses, of the Vident Core International Equity Index (the “Index”).  The Index is a rules-based, systematic strategy index comprised of equity securities of issuers in developed and emerging markets outside of the United States. The strategy seeks to apply principled reasoning, expressed through a multi-factor non-capitalization weighted approach to capture (a) value, quality and momentum at the stock level and (b) resiliency and market opportunities at the country level, so as to provide a systematic and optimized investment process that addresses the risks and opportunities of allocating capital in and among international equities. While the number of countries represented in the Index may change from time to time (e.g., at Index reconstitution or rebalance), the number of countries represented in the Index is expected to generally be between 25 and 40.

Country Allocation

Index construction begins by identifying a universe of countries that are deemed to represent the bulk of investable and reliable stock opportunities in the largest and most liquid developed and emerging markets countries located outside of the United States. The Index determines a country’s investibility based on factors including the country’s liquidity, accessibility to foreign investors, opportunities for efficient transactions, and capital controls. The Index determines a country’s reliability based on factors including governance, regulatory oversight, market operational efficiency, legal protections for minority and foreign investors and institutional stability.

Each country within the investable universe is assigned a Country Principles Score (“CPS”), which is calculated utilizing a proprietary scoring methodology that seeks to weigh the relative resilience of a country to economic and financial shocks and the relative attractiveness of its investment opportunities.  A country’s resilience reflects the capacity of a country’s equity markets to absorb and recover from economic and financial shocks and is measured based on a variety of economic metrics related to its financial capital resources (e.g., the country’s deficit as a percentage of gross domestic product (“GDP”), physical capital resources (e.g., total investment as a percentage of GDP), human resources (e.g., productivity, GDP per capital), and institutional and organizational resources (i.e., measures of legal and corporate rights).  A country’s investment opportunity is measured based on short- and long-term changes in the country’s business and regulatory environment and equity market valuations. Allocation across countries is based on an optimization model that seeks to maximize the Index’s overall CPS while ensuring the Index portfolio is liquid, well diversified across countries and regions, and transaction cost and turnover efficient.

Stock Selection

The Index employs a multi-factor model for scoring and ranking stocks listed on a securities exchange within each country in the Index universe. The model combines 20 factors into three distinct factor composites, each seeking to score different stock attributes:

Component	Examples	Weight
Valuation	Price-to-book ratio, cash flow to enterprise value	50%
Quality	Gross profitability, return on invested capital, margin expansion, leverage, debt & equity issuance	30%
Momentum	Total return for past six months	20%

Stocks are excluded from the Index universe if (i) they trade primarily in China, (ii) the stock’s issuer is domiciled in Russia or India and does not have a depositary receipt that meets the Index’s liquidity guidelines, (iii) the stock’s issuer has a market capitalization of less than US$1 billion (US$800 million for stocks already in the index), or (iv) the stock does not meet certain minimum liquidity requirements.

At the time of each reconstitution, the optimization model weights the remaining stocks to maximize the attractive factor attributes of the stocks subject to the following constraints: (i) a maximum allocation of 0.5% for any individual stock, (ii) certain liquidity thresholds (iii) a maximum allocation of 7.5% for any individual country, (iv) sector allocations constrained to remain close to their sector weights in a traditional market capitalization weighted index.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund expects to use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index, but may, when the sub-adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The planned changes to the Fund’s portfolio are not expected to generate any negative tax consequences for current investors.  Investors that believe the Fund’s new objective meets their investment needs do not need to take any action and can simply hold onto their current positions.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.

Vident Core U.S. Equity Fund

November 3, 2015

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information
dated December 9, 2014, as previously supplemented

Effective on or about January 6, 2016, the Vident Core U.S. Equity Fund (the “Fund”) will track a new underlying index, and consequently, the Fund’s investment objective and related investment strategies will change to reflect the Fund’s new underlying index, as described in greater detail below.

The Vident Core U.S. Stock IndexTM

The Fund’s investment objective will change to track the performance, before fees and expenses, of the Vident Core U.S. Stock Index (the “Index”).  The Index is a rules-based, systematic strategy index comprised of equity securities of issuers domiciled and traded in the United States. The Index systematically selects higher quality stocks with more favorable valuations and price trends to create a well-diversified set of U.S. equities exposures, without the stock concentrations commonly observed in most capitalization weighted indices. The Index includes the U.S.-listed common stock of U.S. companies with market capitalizations of at least $1 billion ($800 million for companies already in the Index) and meeting certain minimum liquidity requirements.

The resulting universe of stocks are then evaluated, scored and ranked utilizing a proprietary multi-factor model, where each factor seeks to score different stock attributes (such as valuation, quality and momentum). Stocks with low relative scores are then removed, resulting in the Index’s eligible universe.

At the time of each reconstitution, the stocks in the Index are weighted based on their relative scores, subject to a maximum allocation of 0.5% for any individual stock and certain liquidity thresholds. Overall sector weights are established based on the market capitalization of the universe of U.S.-listed common stocks of U.S. companies at the time of each reconstitution of the Index. The following are the major market sectors included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it may invest in all of the component securities of the Index, but may, when the sub-adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The planned changes to the Fund’s portfolio are not expected to generate any negative tax consequences for current investors.  Investors that believe the Fund’s new objective meets their investment needs do not need to take any action and can simply hold onto their current positions.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.

Vident Core U.S. Bond Strategy ETF

November 3, 2015

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information
dated October 15, 2014, as previously supplemented

Effective on or about January 6, 2016, the Vident Core U.S. Bond Strategy ETF (the “Fund”) will track a new underlying index, and consequently, the Fund’s investment objective and related investment strategies will change to reflect the Fund’s new underlying index, as described in greater detail below.

The Vident Core U.S. Bond IndexTM

The Fund’s investment objective will change to track the performance, before fees and expenses, of the Vident Core U.S. Bond Index (the “Index”).  The Index seeks to improve the overall mix of credit quality, interest rate and yield as compared to traditional U.S. core bond indices. The Index diversifies interest rate and credit risks across all core U.S. bond sectors, including U.S. Treasuries, U.S. agency securities, mortgage backed securities, and investment-grade corporate bonds, as well as non-core fixed income sectors such as high-yield corporate bonds (also known as “junk bonds”) and Treasury Inflation-Protected Securities (“TIPS”). While diversification among sectors is an important factor that will drive the risk/return profile of the strategy, another source of risk management is derived from the rules-based process that systematically over- or under-weights each sector based on valuations of each sector, historical relative valuations across sectors, sector default rates, macroeconomics and other quantitative factors.

Within the investment grade and high yield corporate sectors, the strategy seeks to improve corporate bond exposures by screening for companies with relatively stronger leadership, governance, and creditworthiness factors. Within each sector, individual bonds are weighted based on a combination of yield, duration (i.e., interest rate sensitivity), creditworthiness, leadership, and governance factors, rather than amount of debt/bonds outstanding, a common approach of traditional bond indices. The Index also seeks to improve liquidity by eliminating small issues and non-U.S. issuers.

The Index limits exposure to each of the high-yield corporate bonds and TIPS sectors to 20% of the Index. The Index will generally have an effective duration of three to seven years and will generally have an average credit quality of investment grade.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the bonds that make up the Index. The Fund expects to use a “replication” strategy to achieve its investment objective, meaning it may invest in all of the component securities of the Index, but may, when the sub-adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The planned changes to the Fund’s portfolio are not expected to generate any negative tax consequences for current investors.  Investors that believe the Fund’s new objective meets their investment needs do not need to take any action and can simply hold onto their current positions.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.